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                                                                     EXHIBIT (J)

                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
General Securities, Incorporated

We consent to the use of our report dated January 7, 2000 included herein, and to the reference to our Firm under the headings "FINANCIAL HIGHLIGHTS" in Part A and "INVESTMENT ADVISORY AND OTHER SERVICES - Independent Auditors" in Part B of the Registration Statement.



                                                   KPMG LLP

Minneapolis, Minnesota
March 24, 2000